                                                                    EXHIBIT 24.1

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 1, 1995

                                        /s/ J. Hyatt Brown
                                        -------------------------------------
                                        J. Hyatt Brown

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 1, 1995

                                        /s/ Bruce G. Geer
                                        -------------------------------------
                                        Bruce G. Geer

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 31, 1995

                                        /s/ Kenneth E. Hill
                                        -------------------------------------
                                        Kenneth E. Hill

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 31, 1995

                                        /s/ Jim W. Henderson
                                        -------------------------------------
                                        Jim W. Henderson

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 28, 1995

                                        /s/ William F. Poe, Sr.
                                        -------------------------------------
                                        William F. Poe, Sr.

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 28, 1995

                                        /s/ Samuel P. Bell, III
                                        -------------------------------------
                                        Samuel P. Bell, III

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 31, 1995

                                        /s/ Theodore J. Hoepner
                                        -------------------------------------
                                        Theodore J. Hoepner

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: August 1, 1995

                                        /s/ Charles W. Poe
                                        -------------------------------------
                                        Charles W. Poe

                              POWER OF ATTORNEY


        The undersigned constitutes and appoints Laurel J. Lenfestey, James A. Orchard, and Timothy L. Young, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Poe & Brown, Inc. Registration Statement on Form S-3 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 28, 1995

                                        /s/ William F. Poe, Jr.
                                        -------------------------------------
                                        William F. Poe, Jr.